[PHOTO INCLUDING THE PARKSTONE ADVANTAGE FUND LOGO]





ANNUAL REPORT

DECEMBER 31, 1995

NOT FDIC INSURED

================================================================================

MESSAGE FROM YOUR INVESTMENT ADVISER
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


Dear Fellow Shareholders:

Where are the markets going in 1996? At this time of year, economists prognosticate and market strategists strategize as each tries to provide the definitive view of what lies ahead. As we go to press, economists are concerned that a slowing economy may lead to little growth or perhaps even a recession later in 1996. The market strategists are worried about corporate profits declining combined with stock valuations that are at high levels. With interest rates so low, still others predict that rates must go up during the year simply because inflation OUGHT to increase at some point during the business cycle.

RECESSION UNLIKELY

Our outlook is much more sanguine. We believe a recession is possible but rather unlikely, given the dynamics of an environment in which economic growth should continue to build this year. While interest rates may stop going down, a large increase is unlikely due to well-controlled inflation. Our prediction for the stock market is the same as J. P. Morgan's many years ago when he was asked what stocks could be expected to do in the coming year. His answer: "fluctuate."

Of course, forecasting is difficult business and rarely does anyone call the market's movements dead on. Nevertheless, we believe the fundamentals give us far more reason to be optimistic than pessimistic.

Although economic growth has dropped off sharply since the third quarter of 1995, it is important to recognize that a number of impediments to growth are temporary. For example, as 1995 drew to a close, there was a sharp contraction in defense-related government spending. While part of this may be attributed to unresolved budget issues and the subsequent government shutdowns, a more important factor was the unusual increase in spending in the third quarter of the year--which was timed by the Washington bureaucracy to occur before the new fiscal year began and which inflated growth numbers for the quarter. Despite predictions of doom and gloom due to weakness in the recent growth numbers, much of this talk is not consistent with the real underlying condition of the economy.

GROWTH HAS  SLOWED--NOT  STOPPED

We believe, as surely as tulips rise from the ground in the spring, that the economy will strengthen in the coming months. One of several factors supporting our view is the continuing decline in interest rates, which makes another refinancing boomlet likely in the housing sector. Also in recent months, construction permits have exceeded the level of housing starts, which historically leads to an increase. Consequently, housing and related expenditures that follow that market, such as consumer durables purchases, should help foster growth in the months ahead.

In addition, due to the attractiveness of goods priced in U.S. dollars vis-a-vis other currencies, we also expect to see exports grow by 5.0%-6.0%, less than the 7.5%-8.0% pace of the last several years, but significant nonetheless. Even more importantly, economic growth in both Japan and Latin America is expected to be much stronger in the coming year--markets where the U.S. can expect to see export growth.

In our last letter, we noted that capacity utilization in manufacturing was declining and a slowdown in business investment growth would follow. Indeed, after two to three years of low double-digit growth, business investment is likely to slow to only 3% or so during 1996, making a positive contribution to the economy but reducing its overall stimulus. Nevertheless, here too, there is a silver lining: With lower demand, we expect capacity utilization to decline to about 80% by mid-1996. In the past, such a level of manufacturing activity has been indicative of an economy with low underlying inflation and, hence, a bias on the part of the Federal Reserve toward stable to lower interest rates.

FOR THE GOOD OF THE PARTIES

Nevertheless, consumer psychology is very fragile, and one factor that could dampen enthusiasm and economic activity would be the lack of a budget agreement by the politicians in Washington. Given the intransigence of the two sides, reaching an accord will be very difficult. The assumption we must now make is that a satisfactory compromise will be reached simply because it is good for both political parties. Without a compromise, the odds of economic recession increase--which is hardly the environment to be desired in an election year when voters are openly voicing their dissatisfaction with both parties.

NO CRYSTAL BALL IS PERFECTLY CLEAR

Accurately predicting what the financial markets are likely to do even in the best of circumstances is extremely difficult. Nevertheless, it seems that while the growth of the economy is slowing, it is still positive and should continue to be over the next year. In fact, we wouldn't be surprised to see the economy strengthen as the year progresses. Nevertheless, corporate profits could very likely be flat over the coming months, and corporate profitability is one of the key factors in determining stock prices. The message to the investor is clear--stock selection will be critical to success in 1996.

Historically, when a substantial market gain of 20% or more has been realized in the third year of a President's term, the market rose during the following election year, with gains averaging about 11%. Although past performance is not necessarily an indication of how the market will perform in the future, we believe we could see much the same in 1996. But, as Yogi Berra once said, "It ain't over till its over."

Sincerely,

Richard A. Wolf

Richard A. Wolf, CFA
PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST OF AMERICA INVESTMENT CORPORATION

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================================================================================

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


PRIME OBLIGATIONS FUND

Money market investors faced difficult decisions in 1995. The Federal Reserve cut short-term interest rates in June and December, and at year end market prices anticipated further cuts.

Given the circumstances, we approached the markets cautiously and lengthened our maturities throughout the year.

As of December 31, 1995, the average maturity of the Fund's holdings was 56 days. Approximately 9% of the Fund's assets were invested in overnight securities.


BOND FUND

The year ended December 31, 1995, was a good one for bond investors. In reaction to the slowing economy and the Federal Reserve's actions to reduce short-term rates, the markets rallied. Over the year, interest rates fell across the yield curve. And, after one of the toughest years on record in 1994, all sectors of the marketplace posted positive results for 1995.

During the year, corporate bonds did particularly well as balance sheets strengthened and creditworthiness improved dramatically across all industries. Only mortgage-backed securities suffered as lower interest rates increased the possibility of a new round of mortgage prepayments. As a result, this sector underperformed slightly.

The longer the maturity of the bonds in a fund's portfolio, the greater the impact the decline in interest rates had on its share price. As a result, with an average maturity of 10.64 years at year's end, the Bond Fund did particularly well in 1995. The portfolio is largely invested in corporate Securities, which were among the market's best performers during the year. In addition, the Fund was underweighted in mortgage-backed securities and consequently, did not suffer noticeably as pre-payment jitters rattled the markets. As a result, for the year ended December 31, 1995, the Fund surpassed industry averages and posted a total return of 16.98%.

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PORTFOLIO PERFORMANCE DISCUSSION, CONTINUED
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


EQUITY FUND

After leading the market's march upward for more than a year, technology stocks fell out of favor as 1995 drew to a close. With a minefield of fourth-quarter earnings releases to be crossed, the market was nervous about the ability of technology companies to sustain the exponential earnings growth they had shown over the past year. In December, investors fled to high-quality, large-capitalization stocks, and technology stocks began to fall. Semi-conductor stocks took the brunt of the sell-off. The value of our holdings in this industry and in technology stocks such as LSI Logic, Motorola and Silicon Graphics, fell as the market treated even minor earnings disappointments very harshly. Accordingly, the Fund did give back some of its performance in December, but still returned 29.05% for the year.

On the other hand, several of our holdings performed very well during the same period. The value of our holdings in PeopleSoft, Idexx Labs, Fore Systems and HealthSouth Rehab posted gains despite the market's shift away from smaller-cap, aggressive growth companies. Even more impressively, Hospitality Franchise System posted a gain of more than 60%.

TECH STOCKS--BENT NOT BROKEN

While a cloud now hovers over technology stocks, it is important to keep in mind that the fundamentals of many of these companies have not changed. While the days of explosive growth may be behind them as the capital spending boom ends, demand for their products is still strong--and very unlikely to dry up and blow away anytime in the near future. Consequently, we are optimistic about the long-term prospects for these companies. In the months ahead, we would look to capitalize on buying opportunities that further price declines may create.

While no year in the market is average, stocks have gained--on average--approximately 10% a year over the last several decades. Looking ahead, we see no fundamental reason why we can't have a "normal" 10% year in the stock market in 1996. As always, stock selection will be absolutely critical to earning a positive return.

As of December 31, 1995, the Fund's top five holdings were: First Data Corporation (4.23%), Hospitality Franchise Systems, Inc. (3.64%), Oracle Corporation (3.26%), The Gillette Company (2.81%) and CUC International, Inc. (2.67%).

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PORTFOLIO PERFORMANCE DISCUSSION, CONTINUED
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


SMALL CAPITALIZATION FUND

After a year of watching technology stocks soar upward, investors decided the industry was going out of business in late December. Technology stocks tumbled--and soon, companies across the board felt the impact as investors, seeking security, fled to blue chips. Nevertheless, as the dust settled, it was clear that the small-cap companies, particularly small-cap technology companies had taken the hardest fall as prices declined some 30% to 60% in November and December.

We are pleased to report that the Fund returned 35.66% for the year ended December 31, 1995. By comparison, the Russell 2000 Index was up 21.46% for the year ended December 31. This outperformance of the industry benchmark was due in large part to our financial and healthcare holdings, and contributions by technology holdings, even with the sell-off late in the year.


TECH STOCKS BACK ON-LINE

Regardless of investors' perceptions, the fundamentals of the technology industry have not changed in the last 60 days. We believe that many of these companies are very strong, and demand for their products should grow dramatically in the coming years. Technology companies are simply out of favor, not out of business. Healthcare was a very positive contributor virtually all year, with companies such as Orthodontic Centers of America (+94.3%) and Omnicare, Inc. (+64.8%) contributing greatly. In the insurance and financial sectors, Amerin Corporation was up 42.3%, and Aames Financial Corporation rose 31.2% respectively. In less identifiable sectors, nice performances were turned in by Corrections Corporation of America (+78.2%) and Studio Plus Hotels, Inc. with a 37.5% increase.

As of December 31, 1995, the Fund's top five holdings were Omnicare, Inc. (3.75%), Credit Acceptance Corporation (3.55%), Concord EFS, Inc. (3.08%), Micro Warehouse, Inc. (2.94%) and McAfee Associates, Inc. (2.74%).

================================================================================

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


INTERNATIONAL DISCOVERY FUND

After several years in the doldrums, the Japanese stock market rebounded in the second half of 1995. European markets also achieved good returns during the period, while markets in emerging economies generally experienced modest declines. With investments in all three regions, the Fund had positive returns during the year ended December 31, 1995, but underperformed its benchmark, the EAFE Index.

It is important to note, however, that the EAFE Index is heavily weighted in Japanese securities and has no exposure to Latin American markets and many smaller Asian markets. Consequently, the Index is not a true reflection of the markets in which widely diversified international funds like ours invest. We believe that diversification is the key to solid performance--and to that end, the Fund remains highly diversified with 79 holdings in 25 different markets around the world.


OVERSEAS OPPORTUNITIES PICK UP

Given the fact that the U.S. economy is slowing and corporate profitability is expected to be relatively flat in the coming months, we see real opportunity for investors in overseas markets. The Japanese economy is expected to continue to pick up steam and, with this in mind, we have increased our holdings there.

We believe that Continental Europe is also very attractive. While the economies there are sluggish, stocks are still attractively priced versus their U.S. counterparts. Interest rates are coming down. Even more importantly, companies in the region are only now beginning the restructuring process that U.S. companies began over a decade ago. As a result, we expect to see the profitability and, in turn, the stock prices of many European corporations increase in the coming year.

As of December 31, 1995, the Fund's top five holdings were Keyence Corporation (2.54%), Roche Holding AG (2.38%), BIC (2.26%), Hermes International, S.A. (2.26%) and Astra A B (2.20%).

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


                                                      PRIME                                       SMALL      INTERNATIONAL
                                                   OBLIGATIONS       BOND         EQUITY     CAPITALIZATION    DISCOVERY
                                                      FUND           FUND          FUND           FUND           FUND
                                                    ---------      ---------     ---------      ---------     ----------
ASSETS:
Investments, at value (identified cost
  $2,935,550; $6,436,820; $11,461,178;
  $9,073,625; and $8,796,281, respectively) ...    $2,935,550     $6,648,442    $15,036,494    $13,301,839    $ 9,999,322

Cash ..........................................           839            806            230            290      1,636,083
Foreign currency (cost $3,135) ................            --             --             --             --          3,154
Interest and dividends receivable .............         1,242         95,753         12,240          3,416          9,027
Receivable for securities sold ................            --             --             --         50,736          3,600
Foreign taxes recoverable .....................            --             --             --             --         11,421
Receivable for capital shares issued ..........         5,402         14,278         38,456         36,542          3,033
Deferred organization costs ...................         6,000          6,000          6,000          6,000          6,000
                                                   ----------     ----------     ----------     ----------     ----------
TOTAL ASSETS ..................................     2,949,033      6,765,279     15,093,420     13,398,823     11,671,640
                                                   ----------     ----------     ----------     ----------     ----------

LIABILITIES:
Payable to brokers for investments purchased               --             --         97,512        112,954             --
Payable for capital shares redeemed ...........           771          4,887         16,075         10,675          7,294
Accrued expenses and other payables:
    Investment advisory fees ..................            32            137            407            357             --
    Administration fees .......................            16             37             81             71             --
    Accounting and custodian fees .............            39             40             44             43         15,423
    Professional fees .........................         2,854          1,607          1,849          1,840          1,087
    Other .....................................           407            330            322            322          2,636
                                                   ----------     ----------     ----------     ----------     ----------
TOTAL LIABILITIES .............................         4,119          7,038        116,290        126,262         26,440
                                                   ----------     ----------     ----------     ----------     ----------

NET ASSETS:
Capital .......................................     2,944,914      6,437,721     12,055,778      9,213,029     11,098,814
Undistributed net investment income ...........            --        279,533             --             --         51,718
Accumulated net realized loss on investments
    and foreign currency transactions .........            --       (170,635)      (653,964)      (168,682)      (708,465)
Net unrealized appreciation in value of
    investments and translation of assets and
    liabilities in foreign currencies .........            --        211,622      3,575,316      4,228,214      1,203,133
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSETS ....................................    $2,944,914     $6,758,241    $14,977,130    $13,272,561    $11,645,200
                                                   ==========     ==========     ==========     ==========     ==========

Outstanding shares (a) ........................     2,944,914        643,818      1,204,184        844,999      1,099,414
                                                   ==========     ==========     ==========     ==========     ==========

Net asset value--offering and redemption
    price per share ...........................         $1.00         $10.50         $12.44         $15.71         $10.59
                                                   ==========     ==========     ==========     ==========     ==========


---------
(a) Number of shares authorized for each fund is unlimited.


See notes to financial statements.

================================================================================

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                FOR THE YEAR ENDED DECEMBER 31, 1995


                                                      PRIME                                       SMALL      INTERNATIONAL
                                                   OBLIGATIONS       BOND         EQUITY     CAPITALIZATION    DISCOVERY
                                                      FUND           FUND          FUND           FUND           FUND
                                                    ---------      ---------    ----------     ----------     ---------
INVESTMENT INCOME:
Interest income ...............................      $130,512       $364,471    $      772    $       808    $   45,109
Dividend income ...............................        13,272         16,165        91,639         35,111       185,321
                                                    ---------      ---------    ----------     ----------     ---------
                                                      143,784        380,636        92,411         35,919       230,430
Less: Foreign tax expense .....................            --             --            --             --       (24,320)
                                                    ---------      ---------    ----------     ----------     ---------
TOTAL INVESTMENT INCOME .......................       143,784        380,636        92,411         35,919       206,110
                                                    ---------      ---------    ----------     ----------     ---------

EXPENSES:
Investment advisory fees ......................         9,911         40,840       119,192         99,935       129,924
Administration fees ...........................         4,955         11,038        23,838         19,987        20,788
Custodian and accounting fees..................        15,333         15,744        16,608         16,348        61,500
Legal and audit fees ..........................         5,726          9,374        19,221         15,919        22,591
Trustees' fees ................................         1,119          2,392         5,134          4,261         4,579
Printing costs ................................           692          1,469         3,030          2,501         2,850
Amortization of deferred organization costs ...         2,000          2,000         2,000          2,000         2,000
Other .........................................           995          4,006         4,034          3,623         2,767
                                                    ---------      ---------     ---------     ----------     ---------
TOTAL EXPENSES ................................        40,731         86,863       193,057        164,574       246,999
                                                    ---------      ---------    ----------     ----------     ---------
Net Investment Income (Loss) ..................       103,053        293,773      (100,646)      (128,655)      (40,889)
                                                    ---------      ---------    ----------     ----------     ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments .................................            --        146,496       (49,250)       383,283      (187,685)
  Foreign currency transactions ...............            --             --            --             --       151,049
                                                    ---------      ---------    ----------     ----------    ----------
        Net realized gain (loss) ..............            --        146,496       (49,250)       383,283       (36,636)
Net change in unrealized appreciation
  (depreciation) on:
  Investments .................................            --        405,198     3,117,505      2,767,881     1,060,671
  Translation of assets and liabilities in
        foreign currencies ....................            --             --            --             --        (9,660)
                                                    ---------      ---------    ----------     ----------    ----------
        Net change in unrealized appreciation .            --        405,198     3,117,505      2,767,881     1,051,011
                                                    ---------      ---------    ----------     ----------    ----------
Net gain ......................................            --        551,694     3,068,255      3,151,164     1,014,375
                                                    ---------      ---------    ----------     ----------    ----------
Change in net assets resulting from operations       $103,053       $845,467    $2,967,609     $3,022,509    $  973,486
                                                    =========      =========    ==========     ==========    ==========


See notes to financial statements.

================================================================================

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                FOR THE YEAR ENDED DECEMBER 31, 1995


                                                      PRIME                                       SMALL      INTERNATIONAL
                                                   OBLIGATIONS       BOND         EQUITY     CAPITALIZATION    DISCOVERY
                                                      FUND           FUND          FUND           FUND           FUND
                                                    ---------      ---------     ---------      ---------     ---------
OPERATIONS:
    Net investment income (loss) ..............    $  103,053     $  293,773    $  (100,646)  $  (128,655)   $   (40,889)
    Net realized gain (loss) ..................            --        146,496        (49,250)      383,283        (36,636)
    Net change in unrealized appreciation......            --        405,198      3,117,505     2,767,881      1,051,011
                                                   ----------     ----------     ----------    ----------     ----------
Change in net assets resulting from
  operations ..................................       103,053        845,467      2,967,609     3,022,509        973,486
                                                   ----------     ----------     ----------    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .....................      (103,053)      (239,024)            --            --             --
                                                   ----------     ----------     ----------    ----------     ----------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued ...............       887,490      1,877,770      4,255,436     3,811,173      2,078,118
    Dividends reinvested ......................       103,053        239,024             --            --             --
    Shares redeemed ...........................      (277,620)      (616,153)    (1,340,930)   (1,037,565)      (943,423)
                                                   ----------     ----------     ----------    ----------     ----------
Change in net assets from capital share
  transactions ................................       712,923      1,500,641      2,914,506     2,773,608      1,134,695
                                                   ----------     ----------     ----------    ----------     ----------
Total change in net assets ....................       712,923      2,107,084      5,882,115     5,796,117      2,108,181

NET ASSETS:
    Beginning of year..........................     2,231,991      4,651,157      9,095,015     7,476,444      9,537,019
                                                   ----------     ----------     ----------    ----------     ----------
    End of year................................    $2,944,914     $6,758,241    $14,977,130   $13,272,561    $11,645,200
                                                   ==========     ==========     ==========    ==========     ==========

    Undistributed net investment
      income at end of year ...................    $       --     $  279,533    $        --   $        --    $    51,718
                                                   ==========     ==========     ==========    ==========     ==========


See notes to financial statements.

================================================================================

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                FOR THE YEAR ENDED DECEMBER 31, 1994


                                                      PRIME                                       SMALL      INTERNATIONAL
                                                   OBLIGATIONS       BOND         EQUITY     CAPITALIZATION    DISCOVERY
                                                      FUND           FUND          FUND           FUND           FUND
                                                    ---------      ---------     ---------      ---------     ---------
OPERATIONS:
    Net investment income (loss) ..............    $   49,016     $  227,157     $  (65,824)   $  (85,512)    $  (97,257)
    Net realized loss .........................            --       (312,147)      (544,280)     (533,847)      (482,715)
    Net change in unrealized appreciation
      (depreciation)...........................            --       (154,176)       327,366     1,201,873       (126,016)
                                                   ----------     ----------     ----------    ----------     ----------
Change in net assets resulting from
  operations ..................................        49,016       (239,166)      (282,738)      582,514       (705,988)
                                                   ----------     ----------     ----------    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .....................       (49,016)       (36,257)            --            --             --
                                                   ----------     ----------     ----------    ----------     ----------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued ...............       857,608      2,875,885      6,540,387     4,452,064      4,561,211
    Dividends reinvested ......................        49,016         36,257             --            --             --
    Shares redeemed ...........................      (702,884)    (1,201,795)    (1,055,980)     (622,899)      (652,727)
                                                   ----------     ----------     ----------    ----------     ----------
Change in net assets from capital share
  transactions ................................       203,740      1,710,347      5,484,407     3,829,165      3,908,484
                                                   ----------     ----------     ----------    ----------     ----------
Total change in net assets ....................       203,740      1,434,924      5,201,669     4,411,679      3,202,496

NET ASSETS:
    Beginning of year..........................     2,028,251      3,216,233      3,893,346     3,064,765      6,334,523
                                                   ----------     ----------     ----------    ----------     ----------
    End of year................................    $2,231,991     $4,651,157     $9,095,015    $7,476,444     $9,537,019
                                                   ==========     ==========     ==========    ==========     ==========

    Undistributed net investment
      income at end of year ...................    $       --     $  224,784     $       --    $       --     $       --
                                                   ==========     ==========     ==========    ==========     ==========


See notes to financial statements.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995
PRIME OBLIGATIONS FUND


PRINCIPAL               SECURITY
 AMOUNT                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMERCIAL PAPER (40.0%):
Automobiles (3.4%)
 $100,000  Alamo Funding L.P., 5.77%, 2/02/96 $   99,455
                                              ----------
Banking & Credit (16.4%):
  100,000  American Express Corporation,
           5.67%, 2/02/96....................     99,464
  100,000  Beneficial Corporation, 5.71%,
           1/12/96...........................     99,794
   84,000  Ford Motor Credit Corporation,
           5.64%, 2/26/96....................     83,237
  100,000  Teco Finance Corporation, 5.65%,
           2/16/96...........................     99,247
  100,000  Transamerica Finance Corporation,
           5.76%, 1/10/96....................     99,824
                                              ----------
                                                 481,566
                                              ----------
Business Services (6.7%):
  100,000  Associates Corporation, 5.68%,
           2/02/96...........................     99,464
  100,000  Mitsubishi International Corporation,
           5.63%, 3/08/96....................     98,921
                                              ----------
                                                 198,385
                                              ----------
Communications (3.4%)
  100,000  Pearson, Inc., 5.75%, 1/25/96.....     99,585
                                              ----------
Computers (3.4%)
  100,000  IBM Credit Corporation,
           5.82%, 1/26/96....................     99,563
                                              ----------
Consumer Services (6.7%)
  100,000  Merrill Lynch & Company, Inc.,
           5.8%, 1/02/96.....................     99,952
  100,000  Svenska Holdings, Inc.,
           5.65%, 3/29/96....................     98,587
                                              ----------
                                                 198,539
                                              ----------
                TOTAL COMMERCIAL PAPER ......  1,177,093
                                              ----------




PRINCIPAL
 AMOUNT
   OR                   SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

GOVERNMENT AGENCIES (4.9%):
  $95,000  Federal Farm Credit Bank,
           5.65%, 1/04/96.................... $   94,925
  $50,000  Federal National Mortgage
           Association, 5.65%, 1/26/96.......     49,788
                                              ----------
             TOTAL GOVERNMENT AGENCIES ......    144,713
                                              ----------
MONEY MARKET FUNDS (9.3%):
  133,359  Lehman Prime Fund.................    133,359
  141,725  Provident Treasury Fund...........    141,725
                                              ----------
             TOTAL MONEY MARKET FUNDS .......    275,084
                                              ----------
U.S. TREASURY BILLS (45.5%):
 $540,000  5.46%, 2/15/96....................    536,151
   50,000  5.21%, 2/15/96....................     49,660
   35,000  5.38%, 4/04/96....................     34,498
   45,000  5.3%, 4/04/96.....................     44,364
  615,000  5.295%, 4/11/96...................    605,683
   70,000  5.04%, 6/20/96....................     68,304
                                              ----------
             TOTAL U.S. TREASURY BILLS ......  1,338,660
                                              ----------

             TOTAL INVESTMENTS (99.7%)
               (COST-$2,935,550)(A) ......... $2,935,550
                                              ==========


---------
(a) Cost for federal income tax and financial reporting purposes is the same.

The computation of percentages shown is based on the ratio of the market value of each category of security type to total net assets.


See notes to financial statements.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995
BOND FUND


PRINCIPAL               SECURITY
 AMOUNT                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

CORPORATE BONDS (31.7%):
Electronics (2.0%)
 $125,000  General Electric, 7.62%, 5/08/00.. $  132,969
                                              ----------
Finance (23.4%)
  100,000  American Express Company
           (Eurodollar), 11.625%, 12/12/00...    112,375
  150,000  Associates Corporation,
           8.80%, 8/01/98....................    161,438
  130,000  Banque Paribas, 8.35%, 06/15/07...    146,738
  125,000  Bell Atlantic Financial MTN,
           5.30%, 9/01/98....................    123,750
  125,000  Ford Motor Credit Corporation,
           5.625%, 1/15/99...................    124,531
  125,000  General Motors Acceptance
           Corporation, 5.50%, 10/15/02......    143,594
           Greentree Financial Corporation,
  100,000  6.90%, 4/15/19 (b)................    100,754
  125,000  5.90%, 1/15/21 (b)................    124,833
  150,000  Household Finance Corporation,
           6.375%, 6/30/00...................    152,250
  150,000  J.P. Morgan & Company,
           6.25%, 12/15/05...................    150,938
  125,000  Norwest Financial, Inc., 6.25%,
           2/15/97...........................    126,094
  110,000  Travelers Group, Inc., 6.875%,
           6/01/25...........................    114,538
                                              ----------
                                               1,581,833
                                              ----------
Manufacturing (2.3%):
  150,000  Reed Elsevier Capital, 6.625%,
           5/15/00...........................    154,688
                                              ----------
Service Industry (2.1%):
  125,000  Xerox Corporation, 9.75%, 3/15/00.    142,500
                                              ----------
Sanitary Services (1.9%):
  125,000  WMX Technologies, 8.125%, 2/01/98.    130,938
                                              ----------
             TOTAL CORPORATE BONDS ..........  2,142,928
                                              ----------




PRINCIPAL
 AMOUNT
   OR                   SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

MONEY MARKET FUNDS (8.1%):
  280,387  Lehman Prime Fund................. $  280,387
  264,000  Provident Treasury Fund...........    264,000
                                              ----------
             TOTAL MONEY MARKET FUNDS .......    544,387
                                              ----------
GOVERNMENT AGENCIES (24.1%):
Canadian Government Agencies (3.0%):
 $175,000  Manitoba (Prov.), 9.00%, 12/15/00.    199,938
                                              ----------
Federal National Mortgage Association (13.5%):
 $100,000  8.90%, 6/12/00....................    112,863
  465,336  6.00%, 6/01/09....................    461,348
  100,000  6.50%, 5/25/20....................    100,030
  245,168  6.50%, 12/01/23...................    242,563
                                              ----------
                                                 916,804
                                              ----------
Government National Mortgage Association (3.5%):
  $97,226  6.00%, 7/20/25....................     98,502
  131,703  8.00%, 3/15/25....................    137,215
                                              ----------
                                                 235,717
                                              ----------
Miscellaneous Government Agencies (4.1%):
 $125,000  Private Export Funding, 8.35%,
           1/31/01...........................    139,531
  125,000  Tennessee Valley Authority, 8.375%,
           10/01/99..........................    136,406
                                              ----------
                                                 275,937
                                              ----------
             TOTAL GOVERNMENT AGENCIES ......  1,628,396
                                              ----------
U.S. TREASURY NOTES (34.5%):
 $100,000  8.875%, 2/15/99...................    110,205
  530,000  6.375%, 8/15/02...................    556,261
1,240,000  5.75%, 8/15/03....................  1,255,897
  350,000  7.5%, 11/15/16....................    410,368
                                              ----------
             TOTAL U.S. TREASURY NOTES ......  2,332,731
                                              ----------

               TOTAL INVESTMENTS (98.4%)
                 (COST-$6,436,820)(A)........ $6,648,442
                                              ==========


---------
(a) Cost for federal income tax and financial reporting purposes is the same.
(b) Real Estate Mortgage Investment Conduit

MTN (Medium Term Note)

The computation of percentages shown is based on the ratio of the market value of each category of security type to total net assets.


See notes to financial statements.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995
EQUITY FUND


                        SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMON STOCK (93.5%):
Amusement & Recreational Services (1.1%):
    6,350  Carnival Corporation - Cl. A .....$   154,781
                                              ----------
Apparel (0.7%):
    2,600  Nine West Group, Inc. (b) ........     97,500
                                              ----------
Banking (4.2%):
    5,000  First USA, Inc. ..................    221,875
    9,900  Greentree Financial Corporation ..    261,113
    4,000  MBNA Corporation .................    147,500
                                              ----------
                                                 630,488
                                              ----------
Broadcasting (5.6%):
    7,750  British Sky Broadcasting (ADR)(b)     291,594
    2,450  Clear Channel Communications,
           Inc.(b)...........................    108,106
    3,600  Infinity Broadcasting Corporation -
           Cl. A (b) ........................    134,100
    6,527  Viacom, Inc. - Cl. B (b) .........    309,217
                                              ----------
                                                 843,017

                                              ----------
Business Services (0.6%):
    1,800  Alterra Corporation (b) ..........     89,550
                                              ----------
Casinos (1.0%):
    4,450  Mirage Resorts, Inc. (b) .........    153,525
                                              ----------
Communications (1.7%):
    4,000  Airtouch Communications, Inc. (b)     113,000
    6,900  Tele-Communications, Inc. - Cl. A (b) 137,138
                                              ----------
                                                 250,138
                                              ----------
Communication Equipment (0.8%):
    3,100  Tellabs, Inc. (b) ................    114,700
                                              ----------
Computer Networking (3.8%):
    4,700  Cisco Systems, Inc. (b) ..........    350,738
    4,800  3Com Corporation (b) .............    223,800
                                              ----------
                                                 574,538
                                              ----------
Computer Services (6.6%):
    7,250  Ceridian Corporation (b) .........    299,063
    2,900  Computer Sciences Corporation (b)     203,725
   11,575  Oracle Corporation (b) ...........    490,491
                                              ----------
                                                 993,279
                                              ----------
Computer Software (9.6%):
    2,650  Baan Company, N.V. (b) ...........    119,913
   11,750  CUC International, Inc. (b) ......    400,969
    7,100  GT Interactive Software Corporation(b) 99,400
    4,500  Informix Corporation (b) .........    135,000
    2,100  Microsoft Corporation (b) ........    184,275
    4,300  Parametric Technology Corporation (b) 285,950
    4,900  Peoplesoft, Inc. (b) .............    210,700
                                              ----------
                                               1,436,207
                                              ----------
Construction Products (0.4%):
    1,400  Applied Materials, Inc. (b) ......     55,125
                                              ----------
Consumer Electronics (0.4%):
    2,350  Ultratech Stepper Inc. (b) .......     60,513
                                              ----------
Consumer Goods & Services (3.3%):
    5,400  Duracell International, Inc. .....    279,450
    4,450  Paychex, Inc. ....................    221,944
                                              ----------
                                                 501,394
                                              ----------
Drugs (3.4%):
    5,800  Merck & Company, Inc. ............    381,350
    2,700  Watson Pharmaceutical, Inc. (b) ..    132,300
                                              ----------
                                                 513,650
                                              ----------
Electric Companies & Systems (1.6%):
    4,150  Fore Systems, Inc. (b) ...........    246,925
                                              ----------




                        SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMON STOCK, CONTINUED
Electrical Machinery & Electronic Components (7.7%):
    4,900  Idexx Laboratories, Inc. (b) .....$   230,300
    8,700  LSI Logic Corporation (b) ........    284,925
    7,050  Linear Technology Corporation ....    276,713
    6,800  Molex, Inc. - Cl. A ..............    208,250
    2,500  Motorola, Inc. ...................    142,500
                                              ----------
                                               1,142,688
                                              ----------
Finance (4.0%):
    2,150  Federal National Mortgage
           Association ......................    266,869
    3,200  PMI Group, Inc. ..................    144,800
    3,850  Sunamerica, Inc. .................    182,875
                                              ----------
                                                 594,544
                                              ----------
Hotel Management (3.7%):
    6,700  Hospitality Franchise Systems,
           Inc. (b)..........................    547,725
                                              ----------
Industrial & Machinery (0.3%):
    1,700  KLA Instruments Corporation (b) ..     44,306
                                              ----------
Insurance (1.7%):
    2,100  American International Group .....    194,250
    2,500  United Companies Financial
           Corporation ......................     65,938
                                              ----------
                                                 260,188
                                              ----------
Manufacturing (0.9%):
    5,050  Silicon Graphics, Inc. (b) .......    138,875
                                              ----------
Medical & Health Care (4.6%):
   10,800  HEALTHSOUTH Rehabilitation
           Corporation (b) ..................    314,550
    8,500  Health Management Associates, Inc.(b) 222,063
    4,500  Manor Care, Inc. .................    157,500
                                              ----------
                                                 694,113
                                              ----------
Office, Computing and Electronic Machinery (0.8%):
    3,100  Danka Business Systems (ADR) .....    114,700
                                              ----------
Office Supplies (2.3%):
    7,600  Alco Standard Corporation ........    346,750
                                              ----------
Personal Services (6.1%):
    9,502  First Data Corporation ...........    635,446
    6,100  Service Corporation International     268,400
                                              ----------
                                                 903,846
                                              ----------
Photographic Equipment & Supplies (1.8%):
    2,000  Xerox Corporation ................    274,000
                                              ----------
Restaurants & Food Service (1.1%):
    4,400  Lone Star Steakhouse & Saloon (b)     168,850
                                              ----------
Retail Trade (8.8%):
    4,350  Autozone, Inc. (b) ...............    125,606
    3,900  Barnes & Noble, Inc. (b) .........    113,100
    6,200  Home Depot, Inc. .................    296,825
    7,100  Office Depot, Inc. (b) ...........    140,225
    6,100  Petsmart, Inc. (b) ...............    189,100
    5,100  Sunglass Hut International, Inc. (b)  121,125
    3,950  Viking Office Products, Inc. (b) .    183,675
    6,850  Wal-Mart Stores, Inc. ............    153,269
                                              ----------
                                               1,322,925
                                              ----------
Soap, Cleaners & Toilet Goods (2.8%):
    8,100  Gillette Company (The) ...........    422,213
                                              ----------
Textiles (0.9%):
    3,100  Cintas Corporation ...............    137,950
                                              ----------
Wholesale Trade (1.2%):
    3,300  Cardinal Health, Inc. ............    180,675
                                              ----------
             TOTAL COMMON STOCK ............. 14,009,678
                                              ----------
MONEY MARKET FUNDS (6.9%):
  594,816  Lehman Prime Fund ................    594,816
  432,000  Provident Treasury Fund ..........    432,000
                                              ----------
             TOTAL MONEY MARKET FUNDS .......  1,026,816
                                              ----------
             TOTAL INVESTMENTS (100.4%):
             (COST $11,461,178)(A)...........$15,036,494
                                              ==========


---------
(a) Cost for federal income tax and financial reporting purposes is the same.
(b) Represents non-income producing security.

ADR (American Depository Receipt)

The computation of percentages shown is based on the ratio of the market value of each category of security type to total net assets.


See notes to financial statements.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995
SMALL CAPITALIZATION FUND


                        SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMON STOCK (93.7%):
Automobile Leasing & Services (1.5%):
    8,350  Oxford Resources Corporation -
           Cl. A (b) ........................$   187,875
                                              ----------
Biotechnology (0.4%):
    2,500  Serologicals Corporation (b) .....     41,250
                                              ----------
Business Services (1.1%):
   5,200   U.S. Delivery Systems, Inc. (b) ..    150,800
                                              ----------
Communications (3.5%):
   16,300  LCI International, Inc. (b) ......    334,150
    5,000  Transaction Network Services (b) .    125,000
                                              ----------
                                                 459,150
                                              ----------
Computer Networking (1.1%):
    2,400  ALANTEC Corporation (b) ..........    139,800
                                              ----------
Computer Services (7.7%):
    8,700  Acxiom Corporation (b) ...........    238,163
    9,550  Alternative Resources Corporation (b) 288,888
    3,300  CDW Computer Centers, Inc. (b) ...    133,650
    4,350  Cambridge Tech Partners, Inc. (b)     250,125
    2,400  Sync Research, Inc. (b) ..........    108,600
                                              ----------
                                               1,019,426
                                              ----------
Computer Software (21.9%):
    5,200  Dendrite International, Inc. (b) .     93,600
    5,000  Discreet Logic, Inc. (b) .........    125,000
    3,100  Eagle Point Software Corporation (b)   66,650
    4,100  Electronics for Imaging (b) ......    179,375
    4,300  FTP Software, Inc. (b) ...........    124,700
    3,000  Fair Issac & Company, Inc. .......     77,625
      500  HCIA, Inc. (b) ...................     23,375
    6,000  Inso Corporation (b) .............    255,000
    6,300  Macromedia, Inc. (b) .............    329,175
    8,300  McAfee Associates, Inc. (b) ......    364,163
    9,050  Micro Warehouse, Inc. (b) ........    391,413
    6,700  Minnesota Educational Computing
           Corporation (b) ..................    167,500
   13,950  Netmanage, Inc. (b) ..............    324,338
    4,150  Pinnacle Systems, Inc. (b) .......    102,713
    3,600  Premenos Technology Corporation (b)    94,950
    3,650  Project Software & Development,
           Inc. (b)..........................    127,294
    6,300  Systemsoft Corporation (b) .......     70,875
                                              ----------
                                               2,917,746
                                              ----------
Computer Systems (0.6%):
    3,700  Visioneer, Inc. (b) ..............     82,325
                                              ----------
Correctional Facilities (1.7%):
    4,200  Corrections Corporation of America(b) 155,925
    2,900  Wackenhut Corrections Corporation (b)  73,225
                                              ----------
                                                 229,150
                                              ----------
Drugs (3.1%):
    8,600  Dura Pharmaceuticals, Inc. (b) ...    298,850
    3,350  Parexel International Corporation (b) 111,388
                                              ----------
                                                 410,238
                                              ----------
Education Services (0.3%):
    1,400  Sylvan Learning Systems, Inc. (b)      41,650
                                              ----------
Electric Companies & Systems (0.4%):
    2,400  C.P. Clare Corporation (b) .......     49,200
                                              ----------
Electrical Machinery & Electronic Components (2.6%):
    4,650  Actel Corporation (b) ............     49,988
    6,650  Micro Linear Corporation (b) .....     68,163
    4,500  Sanmina Corporation (b) ..........    233,438
                                              ----------
                                                 351,589
                                              ----------




                        SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMON STOCK, CONTINUED
Finance (9.1%):
    4,650  Aames Financial Corporation ......$    29,619
    9,700  Concord EFS, Inc. (b) ............    409,825
   22,750  Credit Acceptance Corporation (b)     472,063
    3,800  First Merchants Acceptance (b) ...     70,300
    6,125  Imperial Credit Industries, Inc. (b)  133,219
                                              ----------
                                               1,215,026
                                              ----------
Hotel Management (0.5%):
    2,700  Studio Plus Hotels, Inc. (b) .....     69,525
                                              ----------
Insurance (1.5%):
    4,000  Amerin Corporation (b) ...........    107,000
    2,350  Compdent Corporation (b) .........     97,525
                                              ----------
                                                 204,525
                                              ----------
Machinery (0.7%):
    4,000  Electrogas, Inc. (b) .............     98,000
                                              ----------
Medical & Health Care (15.8%):
    5,450  American Medical Response, Inc. (b)   177,125
    3,500  Community Health Systems, Inc. (b)    124,688
    9,850  Medpartners, Inc. (b) ............    325,050
    4,800  Occusystems, Inc. (b) ............     96,000
   11,150  Omnicare, Inc. ...................    498,963
    6,200  Orthodontic Centers of America (b)    299,150
    7,150  Phycor, Inc. (b) .................    361,522
    2,100  Rexall Sundown, Inc. (b) .........     46,200
    5,650  Total Renal Care Holdings, Inc. (b)   166,675
                                              ----------
                                               2,095,373
                                              ----------
Medical Instruments & Supplies (1.8%):
    7,850  Gulf South Medical Supply (b) ....    237,463
                                              ----------
Motion Picture Theaters & Production (2.9%):
    8,300  Hollywood Entertainment
           Corporation (b) ..................     69,513
   10,575  Regal Cinemas, Inc. (b) ..........    314,606
                                              ----------
                                                 384,119
                                              ----------
Office Computing & Electronic Machines (3.6%):
    6,250  Checkpoint Systems, Inc. (b) .....    233,594
    3,850  PMT Services, Inc. (b) ...........    116,463
    4,200  Flextronics International, LTD (b)    126,000
                                              ----------
                                                 476,057
                                              ----------
Pet Supplies (0.9%):
    4,250  Petco Animal Supplies, Inc. (b) ..    124,313
                                              ----------
Research & Development (1.3%):
    4,100  Quintiles Transnational
           Corporation (b)...................    168,100
                                              ----------
Restaurants & Food Service (0.9%):
    6,850  Landry's Seafood Restaurants (b) .    116,878
                                              ----------
Retail Trade (6.6%):
    6,700  Books-A-Million, Inc. (b) ........     86,263
    3,700  Creative Computers, Inc. (b) .....     67,525
    4,950  Just For Feet, Inc. (b) ..........    176,963
    8,650  Men's Wearhouse, (The), Inc. (b) .    222,738
    5,400  Henry Schein, Inc. (b) ...........    159,300
    5,350  West Marine, Inc. (b) ............    167,188
                                              ----------
                                                 879,977
                                              ----------
Wholesale Trade (2.2%):
    5,300  Brightpoint, Inc. (b) ............     74,863
    4,950  Peak Technology Group, Inc. (b) ..    154,688
    4,200  Thompson PBE, Inc. (b) ...........     58,800
                                              ----------
                                                 288,351
                                              ----------
             TOTAL COMMON STOCK ............. 12,437,906
                                              ----------
MONEY MARKET FUNDS (6.5%):
  517,933  Lehman Prime Fund ................    517,933
  346,000  Provident Treasury Fund ..........    346,000
                                              ----------
             TOTAL MONEY MARKET FUNDS .......    863,933
                                              ----------
             TOTAL INVESTMENTS (100.2%)
             (COST $9,073,625)(A) ...........$13,301,839
                                              ==========


---------
(a) Cost for federal income tax and financial reporting purposes is the same.
(b) Represents non-income producing security.

The computation of percentages shown is based on the ratio of the market value of each category of security type to total net assets.


See notes to financial statements.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995
INTERNATIONAL DISCOVERY FUND


                        SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMON STOCK (85.9%)
Argentina (0.5%):
    3,000  Buenos Aires Embotelladora (ADR) .$    61,875
                                              ----------
Australia (3.7%):
   20,000  Amcor, Ltd. ......................    141,341
   60,000  Foster's Brewing Group, Ltd. .....     98,641
   50,000  Pioneer International, Ltd. ......    129,067
   11,919  Smith (Howard), Ltd. .............     56,302
                                              ----------
                                                 425,351
                                              ----------
Belgium (0.9%):
      400  Colruyt S.A. .....................    108,053
                                              ----------
Brazil (1.2%):
    3,000  Telecomunicacoes Brasileiras
           S.A. (ADR) .......................    142,125
                                              ----------
Canada (2.7%):
   13,000  Bombardier, Inc. "B" .............    171,567
    1,000  Cinram, Ltd. .....................     18,421
    2,500  Moore Corporation, Ltd. ..........     46,970
    1,800  Newbridge Networks Corporation (b)     74,475
                                              ----------
                                                 311,433
                                              ----------
Chile (1.6%):
    2,200  Compania de Telefonos de Chile (ADR)  182,325
                                              ----------
Denmark (2.7%):
    4,000  Danisco A.S. .....................    193,432
      900  Novo-Nordisk A.S. ................    123,421
                                              ----------
                                                 316,853
                                              ----------
Finland (0.5%):
    1,000  Stockmann AB .....................     52,277
                                              ----------
France (9.4%):
    2,220  BIC ..............................    226,064
    1,280  Castorama Dubois Investisse ......    209,909
    1,150  Docks de France S.A...............    174,951
    1,200  Hermes International S.A. ........    225,744
    3,000  Seita ............................    108,884
      478  Sidel S.A. .......................    149,152
                                              ----------
                                               1,094,704
                                              ----------
Germany (5.4%):
    4,000  Douglas Holding AG ...............    141,409
      300  Linde AG..........................    175,435
      525  Mannesmann AG ....................    167,518
    2,200  Schering AG ......................    146,067
                                              ----------
                                                 630,429
                                              ----------
Hong Kong (1.5%):
  150,000  Giordano International, Ltd. .....    128,036
   25,000  Johnson Electric Holdings, Ltd. ..     44,618
                                              ----------
                                                 172,654
                                              ----------




                        SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMON STOCK, CONTINUED
Indonesia (1.6%):
    6,000  PT Hanjaya Mandala Sampoerna .....$    62,454
    1,500  PT Indosat (ADR) .................     54,750
   12,000  PT Modern Photo Film Company .....     69,538
                                              ----------
                                                 186,742
                                              ----------
Italy (2.4%):
    4,020  Industrie Natuzzi Spa (ADR) ......    182,408
   37,300  Sasib D Risp .....................     91,226
                                              ----------
                                                 273,634
                                              ----------
Japan (19.8%):
    2,000  Autobacs Seven Company, Ltd. .....    166,352
    2,000  Doutor Coffee Company, Ltd. ......     79,492
    6,000  Hankyu Department Store, Inc. ....     88,992
    2,100  Hirose Electric ..................    120,925
    3,000  Kato Denki .......................     77,941
    2,200  Keyence Corporation ..............    253,795
    6,000  Kurita Water Industries ..........    159,955
    3,000  Mabuchi Motor Company ............    186,710
   16,000  Matsushita Electric Works ........    169,066
    2,000  Nichii Gakkan Company ............     93,839
   14,000  Nikon Corporation ................    190,006
    3,000  PCA Corporation ..................    125,055
    2,000  Rohm Company, Ltd. ...............    113,033
    6,000  Santen Pharmeceutical ............    136,688
    3,000  Secom ............................    208,812
    2,000  Trans Cosmos .....................    131,064
                                              ----------
                                               2,301,725
                                              ----------
Luxembourg (0.5%):
    4,000  Quilmes Industrial S.A. ..........     62,400
                                              ----------
Malaysia (1.7%):
   31,000  United Engineers, Ltd. ...........    197,794
                                              ----------
Mexico (1.8%):
   12,000  Cemex S.A. de C.V. "B" ...........     43,062
   13,000  Fomento Economico Mexicano S.A. ..     30,032
    8,000  Grupo Carso S.A. de C.V. (b) .....     42,673
    8,000  Grupo Televisa S.A. ..............     90,748
                                              ----------
                                                 206,515
                                              ----------
Netherlands (6.8%):
   12,900  Elsevier N.V. ....................    172,204
    4,500  Grolsch N.V. .....................    156,634
    1,900  Hagemeyer N.V. ...................     99,320
    1,750  Oce-Van Der Grinten N.V. .........    106,543
    3,597  Stork N.V. .......................     89,302
    1,826  Wolters Kluwer ...................    172,907
                                              ----------
                                                 796,910
                                              ----------
New Zealand (1.8%):
   20,000  Fernz Corporation, Ltd. ..........     52,827
   52,262  Fisher & Paykel Industries, Ltd. .    158,885
                                              ----------
                                                 211,712
                                              ----------


See notes to financial statements.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995
INTERNATIONAL DISCOVERY FUND (CONTINUED)


                        SECURITY
 SHARES                DESCRIPTION               VALUE
--------   ---------------------------------- ----------

COMMON STOCK, CONTINUED
Portugal (0.9%):
    6,000  Unicer - Uniao Cervejeira S.A. ...$   100,408
                                              ----------
Singapore (0.6%):
   33,000  Singapore Technologies Industrial
           Corporation, Ltd. ................     74,655
                                              ----------
Sweden (3.2%):
    5,500  Astra AB .........................    219,921
    8,650  Sandvik AB "B" ...................    152,054
                                              ----------
                                                 371,975
                                              ----------
Switzerland (5.2%):
      100  Societe Generale de Surveillance
           Holding S.A. "B" .................    199,009
      150  Nestle S.A. ......................    166,333
       30  Roche Holding AG .................    237,899
                                              ----------
                                                 603,241
                                              ----------
Thailand (1.2%):
    6,500  Advanced Info Service Plc ........    115,086
    8,000  Siam Makro Public Company, Ltd. ..     29,376
                                              ----------
                                                 144,462
                                              ----------
United Kingdom (8.3%):
   19,000  Compass Group Plc ................    144,252
   15,000  Farnell Electronic Plc ...........    167,448
   40,000  Halma Plc ........................    109,303
   62,000  Polypipe Plc .....................    168,457
   24,000  Powerscreen International Plc ....    144,391
   10,000  Rentokil Group Plc ...............     52,012
   20,000  Reuters Holdings Plc .............    183,207
                                              ----------
                                                 969,070
                                              ----------

           TOTAL INVESTMENTS (85.9%)
               (COST-$8,796,281) (a) .......  $9,999,322
                                              ==========




INVESTMENT CONCENTRATION

At December 31, 1995, International Discovery Fund's investment concentration, by industry, was as follows:

   Aerospace and Engineering ...............  12.5%
   Basic Industries ........................   6.0%
   Business Services .......................   8.4%
   Conglomerates ...........................   1.5%
   Consumer Durables .......................   6.8%
   Consumer Nondurables ....................  13.1%
   Electrical and Electronics ..............  14.0%
   Health Care .............................   7.4%
   Retailing ...............................  12.2%
   Utilities ...............................   4.0%
   Cash and Other Assets, Less Liabilities .  14.1%
                                            -------
   Total Net Assets ........................ 100.0%
                                            =======


---------
(a) Cost for federal income tax and financial reporting purposes is the same.
(b) Represents non-income producing security.

ADR (American Depository Receipt)

The computation of percentages shown is based on the ratio of the market value of each category of security type to total net assets.


See notes to financial statements.

================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


1.  ORGANIZATION:

   The Parkstone Advantage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

   The Fund is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Fund presently offers series of shares of the Prime Obligations Fund, Bond Fund, Equity Fund, Small Capitalization Fund, and International Discovery Fund. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies"). As of December 31, 1995, the only Participating Insurance Company is Security Benefit Life Insurance Company.

2.  SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      SECURITIES VALUATION:

      Investments of the Prime Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

      Investments in common and preferred stocks, corporate bonds, foreign government bonds and U.S. Government securities of the Bond Fund, Equity Fund, Small Capitalization Fund, and International Discovery Fund, (collectively, "the variable net asset value funds"), are valued at their closing sales price, or if there have been no sales on a particular day, the latest bid price. If no bid price is available, then the securities are valued in good faith using methods approved by or under the supervision of the Board of Trustees of the Fund. Investments in investment companies are valued at their respective net asset values. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

      FOREIGN CURRENCY TRANSACTIONS:

      The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollar amounts at prevailing exchange rates. Purchases and sales of investment securities, dividend income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

================================================================================

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      The International Discovery Fund may enter into forward foreign exchange contracts in connection with foreign currency risk from the purchase or sale of securities denominated in foreign currency. The International Discovery Fund may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the forward market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the International Discovery Fund has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

      SECURITIES TRANSACTIONS AND RELATED INCOME:

      Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

      REPURCHASE AGREEMENTS:

      The Fund may enter into repurchase agreements from member banks of the Federal Deposit Insurance Corporation ("FDIC") with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which First of America Investment Corporation (Investment Advisor for the Fund) deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

      DISTRIBUTIONS TO SHAREHOLDERS:

      For the Prime Obligations Fund (money market fund) dividends of net investment income are declared daily and paid monthly and distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributable realized capital gains are declared and paid at least annually for the variable net asset value funds. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

================================================================================

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


      INCOME TAXES:

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes.

      Therefore, no provision for federal or state tax is required.

      OTHER:

      Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

      Organization costs of $10,000 for each fund are being amortized over five years.

3.  INVESTMENT RISKS

    The International Discovery Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currency and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investments and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

================================================================================

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


4.   PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995, are as follows:

                                                      PURCHASES        SALES
                                                      ---------        -----

   Bond Fund ................................        $10,494,619     $9,355,400
   Equity Fund ..............................          7,342,151      4,988,338
   Small Capitalization Fund ................          8,183,694      6,039,911
   International Discovery Fund .............          9,278,581      7,582,853

5.  CAPITAL SHARE TRANSACTIONS:

                                            PRIME                   BOND
                                      OBLIGATIONS FUND              FUND
                                    -------------------     -------------------
                                      AMOUNT    SHARES        AMOUNT    SHARES
                                    ---------  --------     ---------  --------
     Year ended December 31, 1995:
        Shares sold ..............  $887,490    887,490     $1,877,770  184,497
        Dividends reinvested .....   103,053    103,053        239,024   23,713
        Shares redeemed ..........  (277,620)  (277,620)      (616,153) (61,669)
                                    --------   --------     ---------- --------
        Net increase .............  $712,923    712,923     $1,500,641  146,541
                                    ========   ========     ========== ========

     Year ended December 31, 1994:
        Shares sold ..............  $857,608    857,608     $2,875,885  295,981
        Dividends reinvested .....    49,016     49,016         36,257    3,827
        Shares redeemed ..........  (702,884)  (702,884)    (1,201,795)(125,476)
                                    --------   --------     ---------- --------
        Net increase .............  $203,740    203,740     $1,710,347  174,332
                                    ========   ========     ========== ========


                                          EQUITY            SMALL CAPITALIZATION      INTERNATIONAL DISCOVERY
                                           FUND                     FUND                       FUND
                                    -------------------     --------------------       ---------------------
                                      AMOUNT    SHARES        AMOUNT    SHARES           AMOUNT      SHARES
                                    ---------  --------     ---------  --------        ---------    --------
     Year Ended December 31, 1995:
        Shares sold ..............  $4,255,436  383,085     $3,811,173  277,228        $2,078,118    205,557
        Shares redeemed ..........  (1,340,930)(122,787)    (1,037,565) (77,789)         (943,423    (94,693)
                                    ---------- --------     ----------  -------         ---------    -------
        Net increase .............  $2,914,506  260,298     $2,773,608  199,439        $1,134,695    110,864
                                    ========== ========     ==========  =======         =========    =======

     Year ended December 31, 1994:
        Shares sold ..............  $6,540,387  671,067     $4,452,064  425,930        $4,561,211    440,278
        Shares redeemed ..........  (1,055,980)(109,876)      (622,899) (59,094)         (652,727)   (63,792)
                                    ---------- --------     ----------  -------        ----------    -------
        Net increase .............  $5,484,407  561,191     $3,829,165  366,836        $3,908,484    376,486
                                    ========== ========     ==========  =======        ==========    =======

================================================================================

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


6.  RELATED PARTY TRANSACTIONS:

   Security Management Company ("SMC"), a subsidiary of Security Benefit Life Insurance Company, with whom certain officers and trustees of the Fund are affiliated, serves the Fund as Administrator. Such officers and trustees are paid no fees directly by the Fund. Under the terms of the administration agreement, SMC's fees are computed daily as a percentage of the average net assets of the Fund. SMC also serves as Mutual Fund Accountant and Transfer Agent. Security Distributors, Inc. ("SDI"), with whom certain officers and trustees of the Fund are also affiliated, serves as the Fund's distributor. SDI receives no fees for providing distribution services to the Fund.

   Investment advisory services are provided to the Fund by First of America Investment Corp. ("FIC"). Gulfstream Global Investors, LTD serves as the subadvisor for the International Discovery Fund.

   Information regarding these services and fees is as follows for the year ended December 31, 1995:

                                                      PRIME                                      SMALL        INTERNATIONAL
                                                   OBLIGATIONS       BOND       EQUITY      CAPITALIZATION     DISCOVERY
                                                      FUND           FUND        FUND            FUND             FUND
                                                   -----------    ---------    ---------      ----------       ----------
   INVESTMENT ADVISORY FEES:
   Annual fee (percentage of average net assets)         .40%         .74%        1.00%           1.00%            1.25%
   ADMINISTRATION FEES:
   Annual fee (percentage of
      average net assets)  ...................           .20%         .20%         .20%            .20%             .20%
   ANNUAL ACCOUNTING SERVICE FEE  (a)..........       $15,000      $15,000      $15,000         $15,000          $30,000

------------
(a) Fees are the greater of .03% of average net assets or $1,250 per month, except for International Discovery Fund the fees of which are the greater of .08% of average net assets or $2,500 per month.

7.   FEDERAL INCOME TAXES:

   The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1995, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:

                                                                                   SMALL       INTERNATIONAL
                                                      BOND          EQUITY     CAPITALIZATION    DISCOVERY
                                                      FUND           FUND          FUND            FUND
                                                    ---------      ----------    ----------     -----------
   Unrealized appreciation ....................      $211,750      $3,795,869    $4,489,823      $1,412,854
   Unrealized depreciation ....................          (128)       (220,553)     (261,609)       (209,721)
                                                    ---------      ----------    ----------     -----------
   Net unrealized appreciation ................      $211,622      $3,575,316    $4,228,214      $1,203,133
                                                    =========      ==========    ==========     ===========

   For federal income tax purposes the following Funds have capital loss carryforwards as of December 31, 1995, which are available to offset future capital gains, if any:

                                                                                   SMALL       INTERNATIONAL
                                                      BOND          EQUITY     CAPITALIZATION    DISCOVERY
   EXPIRATION DATE                                    FUND           FUND          FUND            FUND
   ---------------                                  ---------      ---------     ---------      -----------
   2001 .......................................      $     --       $ 60,434      $     --         $ 31,443
   2002 .......................................       170,635        542,475       168,682          489,337
   2003 .......................................            --         51,055            --          187,685
                                                    ---------      ---------     ---------      -----------
                                                     $170,635       $653,964      $168,682         $708,465
                                                    =========      =========     =========      ===========

================================================================================

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


8.  FEDERAL TAX STATUS OF DIVIDENDS:

   The income dividends paid by the Fund are taxable as ordinary income on the shareholder's tax return. None of the amount taxable as ordinary income for any of the Funds qualifies for the dividends received deduction available to corporate shareholders in accordance with the provisions of the Internal Revenue Code.

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                FOR THE YEAR ENDED DECEMBER 31, 1995


                                                       PRIME                                      SMALL       INTERNATIONAL
                                                    OBLIGATIONS       BOND         EQUITY     CAPITALIZATION    DISCOVERY
                                                       FUND           FUND          FUND           FUND           FUND
                                                     ---------      ---------     ---------      ---------     ---------
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

NET ASSET VALUE:
  Beginning of Year ...........................          $1.00          $9.35         $9.64         $11.58         $9.65
                                                     ---------      ---------     ---------      ---------     ---------

Investment Activities
  Net investment income (loss) ................          0.041           0.40         (0.08)         (0.15)         (.03)
  Net realized and unrealized gain
    on investments ............................             --           1.17          2.88           4.28           .97
                                                     ---------      ---------     ---------      ---------     ---------
      Total from Investment Activities ........          0.041           1.57          2.80           4.13           .94
                                                     ---------      ---------     ---------      ---------     ---------
Distributions
  Net investment income .......................         (0.041)         (0.42)           --             --            --
                                                     ---------      ---------     ---------      ---------     ---------
Net Asset Value, End of Year ..................          $1.00         $10.50        $12.44         $15.71        $10.59
                                                     =========      =========     =========      =========     =========

  Total Return (a) ............................          4.19%         16.98%        29.05%         35.66%         9.74%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of year ...................     $2,944,914     $6,758,241   $14,977,130    $13,272,561   $11,645,200
  Ratio of expenses to average
    net assets ................................          1.64%          1.57%         1.62%          1.64%         2.38%
  Ratio of net investment income (loss)
    to average net assets .....................          4.15%          5.31%        (0.84%)        (1.29%)        (.39%)
  Portfolio turnover ..........................             --           178%           44%            64%           86%


---------
(a) Total return information does not take into account any charges paid at the time of purchase.

See notes to financial statements.

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                FOR THE YEAR ENDED DECEMBER 31, 1994


                                                       PRIME                                      SMALL       INTERNATIONAL
                                                    OBLIGATIONS       BOND         EQUITY     CAPITALIZATION    DISCOVERY
                                                       FUND           FUND          FUND           FUND           FUND
                                                     ---------      ---------     ---------      ---------     ---------
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

NET ASSET VALUE:
  Beginning of Year ...........................          $1.00          $9.96        $10.17         $11.00        $10.35
                                                     ---------      ---------     ---------      ---------     ---------

Investment Activities
  Net investment income (loss) ................          0.023           0.42         (0.07)         (0.13)        (0.07)
  Net realized and unrealized gain (loss)
    on investments ............................             --          (0.96)        (0.46)           .71         (0.63)
                                                     ---------      ---------     ---------      ---------     ---------
      Total from Investment Activities ........          0.023          (0.54)        (0.53)           .58         (0.70)
                                                     ---------      ---------     ---------      ---------     ---------
Distributions
  Net investment income .......................         (0.023)         (0.07)           --             --            --
                                                     ---------      ---------     ---------      ---------     ---------
Net Asset Value, End of Year ..................          $1.00          $9.35         $9.64         $11.58         $9.65
                                                     =========      =========     =========      =========     =========

  Total Return (a) ............................          2.29%         (5.38%)       (5.21%)         5.27%        (6.76%)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of year ...................     $2,231,991     $4,651,157    $9,095,015     $7,476,444    $9,537,019
  Ratio of expenses to average
    net assets ................................          1.90%          1.80%         1.86%          1.98%         2.34%
  Ratio of net investment income (loss)
    to average net assets .....................          2.29%          5.27%        (0.92%)        (1.66%)       (1.13%)
  Portfolio turnover ..........................             --           159%           51%            39%           87%


---------
(a) Total return information does not take into account any charges paid at the time of purchase.

See notes to financial statements.

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND             FOR THE YEAR ENDED DECEMBER 31, 1993(A)


                                                       PRIME                                      SMALL       INTERNATIONAL
                                                    OBLIGATIONS       BOND         EQUITY     CAPITALIZATION    DISCOVERY
                                                       FUND           FUND          FUND           FUND           FUND
                                                     ---------      ---------     ---------      ---------     ---------
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

NET ASSET VALUE:
  Beginning of Period .........................          $1.00         $10.00        $10.00         $10.00        $10.00
                                                     ---------      ---------     ---------      ---------     ---------

Investment Activities
  Net investment income (loss) ................          0.009           0.10         (0.02)         (0.03)        (0.03)
  Net realized and unrealized gain (loss)
    on investments ............................             --          (0.14)         0.19           1.03          0.38
                                                     ---------      ---------     ---------      ---------     ---------
      Total from Investment Activities ........          0.009          (0.04)         0.17           1.00          0.35
                                                     ---------      ---------     ---------      ---------     ---------
Distributions
  Net investment income .......................         (0.009)            --            --             --            --
                                                     ---------      ---------     ---------      ---------     ---------
Net Asset Value, End of Period ................          $1.00          $9.96        $10.17         $11.00        $10.35
                                                     =========      =========     =========      =========     =========

  Total Return (c) ............................          0.88%         (0.40%)        1.70%         10.00%         3.50%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period .................     $2,028,251     $3,216,233    $3,893,346     $3,064,765    $6,334,523
  Ratio of expenses to average
    net assets (b) ............................          1.79%          2.03%         2.11%          1.87%         2.51%
  Ratio of net investment income (loss)
    to average net assets (b) .................          1.53%          5.23%        (1.09%)        (1.40%)       (1.38%)
  Ratio of expenses to average
    net assets* (b) ...........................             --             --            --          2.23%            --
  Ratio of net investment loss to
    average net assets* (b) ...................             --             --            --         (1.76%)           --
  Portfolio turnover (b) ......................             --           101%           45%            23%           13%


---------
* During the period the investment advisory fee was voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations (September 23, 1993)
(b) Annualized
(c) Total return information does not take into account any charges paid at the time of purchase and is not annualized.

See notes to financial statements.

================================================================================

PERFORMANCE RESULTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1995


The following charts represent the growth of a $10,000 investment in each of the Parkstone Advantage Funds. We have included the growth of an appropriate market index for each of the Funds, for your reference. Past performance is not predictive of future performance. The Bond and International Discovery Charts reference a change in each Fund's benchmark index. The Funds' new indices are the Salomon Brothers Broad and the EAFE respectively. We believe the securities in these indices more closely reflect the securities these Funds purchase.

--------------------------------------------------------------------------------
BOND FUND

 AVERAGE ANNUAL RETURN
AS OF DECEMBER 31, 1995
------------------------
    SINCE INCEPTION
       (9/24/93)
         4.38%
------------------------
       ONE YEAR
        16.98%
------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                         RETURN ON A $10,000 INVESTMENT
                                (9/93 TO 12/95)

                   BOND FUND $11,024    SALOMON BROS. BROAD $11,521    LEHMAN GOV. CORP. $11,496
                   -----------------    ---------------------------    -------------------------
September 1993         $10,000                   $10,000                       $10,000
December 1993           $9,960                   $10,002                       $10,079
March 1994              $9,600                    $9,722                        $9,538
June 1994               $9,470                    $9,628                        $9,689
September 1994          $9,485                    $9,680                        $9,536
December 1994           $9,424                    $9,718                        $9,766
March 1995              $9,868                   $10,210                       $10,199
June 1995              $10,462                   $10,836                       $10,670
September 1995         $10,604                   $11,041                       $11,077
December 1995          $11,024                   $11,521                       $11,496

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
EQUITY FUND

 AVERAGE ANNUAL RETURN
AS OF DECEMBER 31, 1995
------------------------
    SINCE INCEPTION
       (9/24/93)
        10.08%
------------------------
       ONE YEAR
        29.05%
------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                         RETURN ON A $10,000 INVESTMENT
                                (9/93 TO 12/95)


                          EQUITY FUND $12,440                 S&P 500 $14,245
                          -------------------                 ---------------
September 1993                  $10,000                           $10,000
December 1993                   $10,170                           $10,231
March 1994                       $9,620                            $9,841
June 1994                        $8,900                            $9,881
September 1994                   $9,730                           $10,368
December 1994                    $9,640                           $10,365
March 1995                      $10,190                           $11,374
June 1995                       $11,010                           $12,454
September 1995                  $12,470                           $13,444
December 1995                   $12,440                           $14,245
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SMALL CAPITALIZATION FUND

 AVERAGE ANNUAL RETURN
AS OF DECEMBER 31, 1995
------------------------
    SINCE INCEPTION
       (9/24/93)
        21.97%
------------------------
       ONE YEAR
        35.66%
------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                         RETURN ON A $10,000 INVESTMENT
                                (9/93 TO 12/95)

                   SMALL CAPITALIZATION FUND $15,710        RUSSELL 2000 $12,941
                   ---------------------------------        --------------------
September 1993                  $10,000                           $10,000
December 1993                   $11,000                           $10,262
March 1994                      $10,250                            $9,990
June 1994                        $9,320                            $9,601
September 1994                  $10,880                           $10,267
December 1994                   $11,580                           $10,075
March 1995                      $12,170                           $10,540
June 1995                       $13,410                           $11,528
September 1995                  $15,830                           $12,666
December 1995                   $15,710                           $12,941
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY FUND

 AVERAGE ANNUAL RETURN
AS OF DECEMBER 31, 1995
------------------------
    SINCE INCEPTION
       (9/24/93)
         2.55%
------------------------
       ONE YEAR
         9.74%
------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                         RETURN ON A $10,000 INVESTMENT
                                (9/93 TO 12/95)

                          INTERNATIONAL DISCOVERY FUND $10,590              EAFE $12,166                       MSCI $12,911
                          ------------------------------------              ------------                       ------------
September 1993                         $10,000                                  $10,000                            $10,000
December 1993                          $10,350                                  $10,093                            $10,554
March 1994                             $10,370                                  $10,452                            $10,281
June 1994                              $10,250                                  $10,994                            $10,480
September 1994                         $10,210                                  $11,011                            $10,817
December 1994                           $9,650                                  $10,907                            $10,297
March 1995                              $9,720                                  $11,118                            $11,339
June 1995                              $10,290                                  $11,208                            $12,011
September 1995                         $10,500                                  $11,684                            $11,902
December 1995                          $10,590                                  $12,166                            $12,911

--------------------------------------------------------------------------------

   The performance set forth above does not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Fund are available only through the purchase of such products.

================================================================================

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


THE CONTRACT OWNERS AND BOARD OF DIRECTORS
THE PARKSTONE ADVANTAGE FUND

We have audited the accompanying statement of assets and liabilities of The Parkstone Advantage Fund (comprised of the Prime Obligations, Bond, Equity, Small Capitalization and International Discovery Portfolios) (the Fund), including the schedule of investments, as of December 31, 1995, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from September 23, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising The Parkstone Advantage Fund at December 31, 1995, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
January 26, 1996

THE PARKSTONE ADVANTAGE FUND

* PRIME OBLIGATIONS FUND
* EQUITY FUND
* SMALL CAPITALIZATION FUND
* BOND FUND
* INTERNATIONAL DISCOVERY FUND


THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE
SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS
WHICH CONTAINS DETAILS CONCERNING THE SALES CHARGES AND
OTHER PERTINENT INFORMATION.




NOT FDIC INSURED

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